Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of December 31, 2010

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s

Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - December 31, 2010

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Common Shareholder’s Equity (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings (Loss) for the period divided by the common shareholders’ equity as of the beginning of the year (adjusted for the period ended December 31, 2009 to include the equity issued related to the acquisition of Paris Re). Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

The Company’s Non-life sub-segment information has been recast for all periods presented to reflect the redefined financial reporting segments, as announced by the Company on January 11, 2011. The new presentation continues to include three segments: Non-life, Life, and Corporate and Other. The Non-life segment now has four sub-segments: North America, Global (Non-U.S.) P&C, Global (Non-U.S.) Specialty, and Catastrophe. The Life segment remains unchanged. Paris Re is no longer presented as a separate Non-life sub-segment and its historical results have been recast into the Company’s other Non-life sub-segments. In addition, management responsibilities for certain lines of business and certain other treaties have been redefined, and accordingly, the historical Non-life sub-segment results have been recast to reflect these changes.

The Company’s financial position and its results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Revenues
Gross premiums written	$827,301	$1,008,464	$1,140,175	$1,909,326	$920,645	$4,885,266	$4,000,888

Net premiums written	$820,605	$987,612	$1,112,735	$1,784,165	$904,440	$4,705,116	$3,948,704
Decrease (increase) in unearned premiums	384,041	325,802	(8,104)	(630,386)	432,115	71,355	171,121

Net premiums earned	1,204,646	1,313,414	1,104,631	1,153,779	1,336,555	4,776,471	4,119,825
Net investment income	160,804	164,402	174,454	173,122	182,000	672,782	596,071
Net realized and unrealized investment (losses) gains	(83,201)	293,164	46,046	145,474	25,063	401,482	591,707
Net realized gain on purchase of capital efficient notes	—	—	—	—	—	—	88,427
Other income	5,079	3,363	753	1,274	5,986	10,470	22,312

Total revenues	1,287,328	1,774,343	1,325,884	1,473,649	1,549,604	5,861,205	5,418,342

Expenses
Losses and loss expenses and life policy benefits	817,772	748,879	704,631	1,012,337	743,271	3,283,618	2,295,296
Acquisition costs	246,617	261,668	244,144	220,107	271,081	972,537	885,214
Other operating expenses	133,245	118,221	160,151	128,134	146,522	539,751	430,808
Interest expense	12,181	12,297	12,803	7,132	6,657	44,413	28,301
Amortization of intangible assets	8,821	10,003	7,833	4,803	(6,133)	31,461	(6,133)
Net foreign exchange losses (gains)	8,260	27,074	(11,021)	(3,627)	(4,046)	20,686	1,464

Total expenses	1,226,896	1,178,142	1,118,541	1,368,886	1,157,352	4,892,466	3,634,950

Income before taxes and interest in earnings of equity investments	60,432	596,201	207,343	104,763	392,252	968,739	1,783,392
Income tax expense	10,892	72,576	17,762	27,554	51,892	128,784	262,090
Interest in earnings of equity investments	7,495	1,312	1,346	2,445	14,000	12,597	15,552

Net income	$57,035	$524,937	$190,927	$79,654	$354,360	$852,552	$1,536,854

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631	$34,525	$34,525

Operating earnings (loss) available to common shareholders	$113,042	$281,857	$151,537	$(41,782)	$315,049	$504,654	$932,146

Comprehensive income, net of tax	$49,184	$631,249	$84,271	$6,978	$367,959	$771,681	$1,598,973

Per Share Data:
Earnings per common share:
Basic operating earnings (loss)	$1.54	$3.75	$1.96	$(0.51)	$3.95	$6.57	$14.85
Net realized and unrealized investment (losses) gains, net of tax	(0.98)	3.09	0.38	1.35	0.22	3.92	7.91
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	0.91
Interest in earnings of equity investments, net of tax	0.10	0.02	0.02	0.03	0.17	0.16	0.26

Basic net income	$0.66	$6.86	$2.36	$0.87	$4.34	$10.65	$23.93

Weighted average number of common shares outstanding	73,168.6	75,238.3	77,365.4	81,696.9	79,702.2	76,839.5	62,786.2

Diluted operating earnings (loss) (1) (2)	$1.52	$3.69	$1.92	$(0.50)	$3.87	$6.45	$14.59
Net realized and unrealized investment (losses) gains, net of tax	(0.96)	3.05	0.38	1.33	0.22	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	0.89
Interest in earnings of equity investments, net of tax	0.09	0.02	0.01	0.02	0.16	0.15	0.25

Diluted net income	$0.65	$6.76	$2.31	$0.85	$4.25	$10.46	$23.51

Weighted average number of common and common share equivalents outstanding	74,494.7	76,428.5	78,796.4	83,328.8	81,441.2	78,234.3	63,890.6

(1)	See page 35 for further analysis of Paris Re acquisition related expenses.
(2)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		December 31, 2008

Assets
Total investments	$14,297,867		$15,182,110		$14,796,197		$15,228,997		$15,301,510		$10,886,391
Funds held - directly managed	1,772,118		1,919,325		1,875,305		1,981,665		2,124,826		—
Cash and cash equivalents	2,111,084		1,437,722		1,085,325		1,319,275		738,309		838,280
Accrued investment income	201,928		201,400		184,715		204,591		218,739		169,103
Reinsurance balances receivable	2,076,884		2,494,034		2,627,422		2,908,652		2,249,181		1,719,694
Funds held by reinsured companies	937,032		918,832		859,050		900,257		938,039		786,422
Deferred acquisition costs	595,557		664,058		672,694		709,745		614,857		617,121
Goodwill	455,533		455,533		455,533		455,533		455,533		429,519
Intangible assets	178,715		191,252		206,044		224,264		247,269		—
Other assets	737,653		807,557		873,849		884,197		844,281		832,790

Total assets	$23,364,371		$24,271,823		$23,636,134		$24,817,176		$23,732,544		$16,279,320

Liabilities
Unpaid losses and loss expenses	$10,666,604		$10,705,562		$10,342,589		$10,930,486		$10,811,483		$7,510,666
Policy benefits for life and annuity contracts	1,750,410		1,735,930		1,566,899		1,613,662		1,615,193		1,432,015
Unearned premiums	1,599,139		2,019,892		2,295,576		2,371,256		1,706,816		1,273,787
Other reinsurance balances payable	491,194		528,014		478,862		488,664		426,091		209,007
Debt obligations	820,989		820,989		1,020,989		1,020,989		520,989		907,605
Other liabilities	829,116		879,143		859,977		1,003,608		1,006,245		747,132

Total liabilities	16,157,452		16,689,530		16,564,892		17,428,665		16,086,817		12,080,212
Total shareholders’ equity	7,206,919		7,582,293		7,071,242		7,388,511		7,645,727		4,199,108

Total liabilities and shareholders’ equity	$23,364,371		$24,271,823		$23,636,134		$24,817,176		$23,732,544		$16,279,320

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$95.55		$94.69		$86.94		$85.84		$86.29		$65.17

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$93.77		$93.21		$85.32		$84.12		$84.51		$63.95

Number of Common and Common Share Equivalents Outstanding	71,312.3		75,771.5		76,780.8		81,647.4		84,319.7		57,533.9

Capital Structure:
Long-term debt	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%	$200,000	4%
Senior notes(1)	750,000	9	750,000	9	750,000	9	750,000	9	250,000	3	250,000	5
Capital efficient notes(2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	250,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	4	290,000	3	290,000	4	290,000	3	290,000	4	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	3	230,000	3	230,000	3	230,000	3	230,000	3	230,000	5
Common shareholders’ equity	6,686,919	83	7,062,293	84	6,551,242	83	6,868,511	84	7,125,727	89	3,679,108	75

Total Capital	$8,020,303	100%	$8,395,677	100%	$7,884,626	100%	$8,201,895	100%	$7,959,111	100%	$4,899,108	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million for all Condensed Consolidated Balance Sheet dates in 2010 and 2009 and $257.6 million for its Condensed Consolidated Balance Sheet at December 31, 2008.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Net cash provided by operating activities:

Underwriting operations	$184	$204	$6	$238	$198	$632	$550

Investment income	176	179	208	199	167	762	603

Taxes and foreign exchange	(17)	(58)	(87)	(23)	(41)	(185)	(54)

Net cash provided by operating activities	$343	$325	$127	$414	$324	$1,209	$1,099

Net cash provided by operating activities	$343	$325	$127	$414	$324	$1,209	$1,099

Net cash provided by (used in) investing activities (1)	749	320	84	(31)	12	1,122	(447)

Net cash (used in) provided by financing activities (2)	(412)	(326)	(409)	225	(373)	(922)	(765)

Effect of foreign exchange rate changes on cash	(7)	34	(36)	(27)	3	(36)	13

Increase (decrease) in cash and cash equivalents	673	353	(234)	581	(34)	1,373	(100)

Cash and cash equivalents - beginning of period	1,438	1,085	1,319	738	772	738	838

Cash and cash equivalents - end of period	$2,111	$1,438	$1,085	$1,319	$738	$2,111	$738

(1)	For the three months ended December 31, 2009, net cash provided by (used in) investing activities included $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the three months ended December 31, 2009, net cash (used in) provided by financing activities included $330 million related to the Paris Re share capital repayment.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Net income	$57,035	$524,937	$190,927	$79,654	$354,360

Change in currency translation adjustment	(236)	107,572	(105,335)	(68,743)	112
Change in net unrealized gains or losses on investments, net of tax	(266)	(256)	(257)	(4,129)	7,114
Change in unfunded pension obligation, net of tax	(7,349)	(1,004)	(1,064)	196	6,373

Comprehensive income	$49,184	$631,249	$84,271	$6,978	$367,959

	For the year ended
	December 31, 2010	December 31, 2009

Net income	$852,552	$1,536,854

Change in currency translation adjustment	(66,742)	47,955
Change in net unrealized gains or losses on investments, net of tax	(4,908)	8,079
Change in unfunded pension obligation, net of tax	(9,221)	6,085

Comprehensive income	$771,681	$1,598,973

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

For the three months ended December 31, 2010

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$196	$118	$296	$5	$615	$212	$—	$827

Net premiums written	$196	$118	$287	$10	$611	$210	$—	$821
Decrease in unearned premiums	64	110	42	155	371	12	1	384

Net premiums earned	$260	$228	$329	$165	$982	$222	$1	$1,205
Losses and loss expenses and life policy benefits	(145)	(141)	(191)	(162)	(639)	(177)	(2)	(818)
Acquisition costs	(71)	(57)	(73)	(12)	(213)	(34)	—	(247)

Technical result	$44	$30	$65	$(9)	$130	$11	$(1)	$140

Other income					2	—	3	5
Other operating expenses					(78)	(17)	(38)	(133)

Underwriting result					$54	$(6)	n/a	$12

Net investment income						18	143	161

Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment losses							(83)	(83)
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange losses							(8)	(8)
Income tax expense							(11)	(11)
Interest in earnings of equity investments							7	7

Net income							n/a	$57

Loss ratio (2)	55.9%	61.9%	57.9%	98.0%	65.1%
Acquisition ratio (3)	27.2	24.9	22.2	7.3	21.6

Technical ratio (4)	83.1%	86.8%	80.1%	105.3%	86.7%
Other operating expense ratio (5)					7.9

Combined ratio (6)					94.6%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

For the three months ended December 31, 2009

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$251	$154	$335	$24	$764	$157	$—	$921

Net premiums written	$251	$157	$319	$20	$747	$157	$—	$904
Decrease in unearned premiums	79	122	64	159	424	7	2	433

Net premiums earned	$330	$279	$383	$179	$1,171	$164	$2	$1,337
Losses and loss expenses and life policy benefits	(184)	(169)	(254)	(9)	(616)	(127)	—	(743)
Acquisition costs	(88)	(63)	(81)	(9)	(241)	(30)	—	(271)

Technical result	$58	$47	$48	$161	$314	$7	$2	$323

Other income					4	—	2	6
Other operating expenses					(83)	(13)	(51)	(147)

Underwriting result					$235	$(6)	n/a	$182

Net investment income						16	166	182

Allocated underwriting result (1)						$10	n/a	n/a

Net realized and unrealized investment gains							25	25
Interest expense							(7)	(7)
Amortization of intangible assets							6	6
Net foreign exchange gains							4	4
Income tax expense							(52)	(52)
Interest in earnings of equity investments							14	14

Net income							n/a	$354

Loss ratio (2)	56.0%	60.6%	66.4%	4.9%	52.7%
Acquisition ratio (3)	26.5	22.7	21.1	5.1	20.5

Technical ratio (4)	82.5%	83.3%	87.5%	10.0%	73.2%
Other operating expense ratio (5)					7.1

Combined ratio (6)					80.3%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

For the year ended December 31, 2010

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$1,028	$909	$1,479	$716	$4,132	$749	$4	$4,885

Net premiums written	$1,026	$898	$1,391	$646	$3,961	$742	$2	$4,705
Decrease in unearned premiums	12	16	14	26	68	2	1	71

Net premiums earned	$1,038	$914	$1,405	$672	$4,029	$744	$3	$4,776
Losses and loss expenses and life policy benefits	(577)	(702)	(985)	(393)	(2,657)	(624)	(3)	(3,284)
Acquisition costs	(288)	(227)	(292)	(49)	(856)	(116)	—	(972)

Technical result	$173	$(15)	$128	$230	$516	$4	$—	$520

Other income					5	2	3	10
Other operating expenses					(317)	(57)	(166)	(540)

Underwriting result					$204	$(51)	n/a	$(10)

Net investment income						71	602	673

Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							402	402
Interest expense							(44)	(44)
Amortization of intangible assets							(31)	(31)
Net foreign exchange losses							(21)	(21)
Income tax expense							(129)	(129)
Interest in earnings of equity investments							13	13

Net income							n/a	$853

Loss ratio (2)	55.6%	76.8%	70.0%	58.5%	65.9%
Acquisition ratio (3)	27.8	24.9	20.8	7.2	21.3

Technical ratio (4)	83.4%	101.7%	90.8%	65.7%	87.2%
Other operating expense ratio (5)					7.8

Combined ratio (6)					95.0%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

For the year ended December 31, 2009

	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$1,162	$677	$1,159	$400	$3,398	$595	$8	$4,001

Net premiums written	$1,162	$679	$1,113	$397	$3,351	$591	$7	$3,949
Decrease (increase) in unearned premiums	48	50	3	73	174	(4)	1	171

Net premiums earned	$1,210	$729	$1,116	$470	$3,525	$587	$8	$4,120
Losses and loss expenses and life policy benefits	(728)	(392)	(732)	(6)	(1,858)	(440)	2	(2,296)
Acquisition costs	(311)	(174)	(254)	(33)	(772)	(113)	—	(885)

Technical result	$171	$163	$130	$431	$895	$34	$10	$939

Other income					13	2	7	22
Other operating expenses					(253)	(47)	(131)	(431)

Underwriting result					$655	$(11)	n/a	$530

Net investment income						62	534	596

Allocated underwriting result (1)						$51	n/a	n/a

Net realized and unrealized investment gains							591	591
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(28)	(28)
Amortization of intangible assets							6	6
Net foreign exchange losses							(1)	(1)
Income tax expense							(262)	(262)
Interest in earnings of equity investments							16	16

Net income							n/a	$1,537

Loss ratio (2)	60.2%	53.7%	65.6%	1.3%	52.7%
Acquisition ratio (3)	25.7	23.8	22.7	7.0	21.9

Technical ratio (4)	85.9%	77.5%	88.3%	8.3%	74.6%
Other operating expense ratio (5)					7.2

Combined ratio (6)					81.8%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	December 31, 2010 (A)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010 (A)	December 31, 2009

Net premiums written	$611	$804	$939	$1,607	$747	$3,961	$3,351

Net premiums earned	$982	$1,128	$931	$989	$1,171	$4,029	$3,525

Losses and loss expenses	(639)	(601)	(536)	(881)	(616)	(2,657)	(1,858)
Acquisition costs	(213)	(228)	(219)	(197)	(241)	(856)	(772)

Technical result	$130	$299	$176	$(89)	$314	$516	$895

Other income	2	2	1	1	4	5	13
Other operating expenses	(78)	(81)	(82)	(78)	(83)	(317)	(253)

Underwriting result	$54	$220	$95	$(166)	$235	$204	$655

Loss ratio (2)	65.1%	53.3%	57.6%	89.1%	52.7%	65.9%	52.7%
Acquisition ratio (3)	21.6	20.2	23.4	19.9	20.5	21.3	21.9

Technical ratio (4)	86.7%	73.5%	81.0%	109.0%	73.2%	87.2%	74.6%
Other operating expense ratio (5)	7.9	7.2	8.8	7.9	7.1	7.8	7.2

Combined ratio (6)	94.6%	80.7%	89.8%	116.9%	80.3%	95.0%	81.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($9.3) million and ($16.1) million, respectively, compared to the three months ended December 31, 2009. For the year ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $64.9 million and $22.4 million, respectively, compared to the year ended December 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended					For the year ended
	December 31, 2010 (A)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010 (A)	December 31, 2009

Net premiums written	$196	$267	$207	$357	$251	$1,026	$1,162

Net premiums earned	$260	$288	$223	$268	$330	$1,038	$1,210

Losses and loss expenses	(145)	(137)	(116)	(179)	(184)	(577)	(728)
Acquisition costs	(71)	(80)	(69)	(69)	(88)	(288)	(311)

Technical result	$44	$71	$38	$20	$58	$173	$171

Loss ratio (2)	55.9%	47.5%	52.2%	66.9%	56.0%	55.6%	60.2%
Acquisition ratio (3)	27.2	27.8	30.7	25.7	26.5	27.8	25.7

Technical ratio (4)	83.1%	75.3%	82.9%	92.6%	82.5%	83.4%	85.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	47%	42%	38%	37%	37%	42%	37%
Property	17	28	29	24	16	26	23
Motor	12	10	10	12	11	11	8
Agriculture	11	11	2	9	32	8	21
Credit/Surety	8	5	7	5	3	6	5
Multiline	5	2	3	9	1	5	4
Other	—	2	11	4	—	2	2

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $0.8 million and $1.0 million, respectively, compared to the three months ended December 31, 2009. For the year ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $11.2 million and $10.8 million, respectively, compared to the year ended December 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	December 31, 2010 (A)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010 (A)	December 31, 2009

Net premiums written	$118	$158	$186	$436	$157	$898	$679

Net premiums earned	$228	$225	$231	$230	$279	$914	$729

Losses and loss expenses	(141)	(174)	(141)	(246)	(169)	(702)	(392)
Acquisition costs	(57)	(56)	(61)	(52)	(63)	(227)	(174)

Technical result	$30	$(5)	$29	$(68)	$47	$(15)	$163

Loss ratio (2)	61.9%	77.1%	61.1%	107.0%	60.6%	76.8%	53.7%
Acquisition ratio (3)	24.9	25.2	26.4	22.8	22.7	24.9	23.8

Technical ratio (4)	86.8%	102.3%	87.5%	129.8%	83.3%	101.7%	77.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	71%	68%	67%	64%	57%	66%	67%
Motor	18	23	19	24	29	22	22
Casualty	11	9	14	12	14	12	11

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($3.7) million and ($8.4) million, respectively, compared to the three months ended December 31, 2009. For the year ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $26.6 million and $4.1 million, respectively, compared to the year ended December 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	December 31, 2010 (A)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010 (A)	December 31, 2009

Net premiums written	$287	$292	$355	$456	$319	$1,391	$1,113

Net premiums earned	$329	$364	$376	$337	$383	$1,405	$1,116

Losses and loss expenses	(191)	(199)	(292)	(303)	(254)	(985)	(732)
Acquisition costs	(73)	(74)	(82)	(64)	(81)	(292)	(254)

Technical result	$65	$91	$2	$(30)	$48	$128	$130

Loss ratio (2)	57.9%	54.8%	77.6%	90.0%	66.4%	70.0%	65.6%
Acquisition ratio (3)	22.2	20.2	21.9	18.9	21.1	20.8	22.7

Technical ratio (4)	80.1%	75.0%	99.5%	108.9%	87.5%	90.8%	88.3%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	25%	19%	14%	11%	21%	16%	17%
Credit/Surety	18	16	15	17	20	16	16
Energy	5	9	10	7	7	8	9
Engineering	15	17	14	10	14	14	19
Marine	21	18	21	20	17	20	16
Specialty casualty	(1)	6	11	22	6	11	11
Specialty property	13	8	10	4	8	8	6
Other	4	7	5	9	7	7	6

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($6.3) million and ($9.2) million, respectively, compared to the three months ended December 31, 2009. For the year ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $9.6 million and ($1.5) million, respectively, compared to the year ended December 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	December 31, 2010 (A)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010 (A)	December 31, 2009

Net premiums written	$10	$87	$191	$358	$20	$646	$397

Net premiums earned	$165	$251	$101	$154	$179	$672	$470

Losses and loss expenses	(162)	(91)	13	(153)	(9)	(393)	(6)
Acquisition costs	(12)	(18)	(7)	(12)	(9)	(49)	(33)

Technical result	$(9)	$142	$107	$(11)	$161	$230	$431

Loss ratio (2)	98.0%	36.4%	(12.8)%	99.0%	4.9%	58.5%	1.3%
Acquisition ratio (3)	7.3	7.2	6.3	7.9	5.1	7.2	7.0

Technical ratio (4)	105.3%	43.6%	(6.5)%	106.9%	10.0%	65.7%	8.3%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($0.1) million and $0.5 million, respectively, compared to the three months ended December 31, 2009. For the year ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $17.5 million and $9.0 million, respectively, compared to the year ended December 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	December 31, 2010 (A)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010 (A)	December 31, 2009

Net premiums written	$210	$183	$167	$183	$157	$742	$591

Net premiums earned	$222	$184	$173	$165	$164	$744	$587

Life policy benefits	(177)	(147)	(169)	(132)	(127)	(624)	(440)
Acquisition costs	(34)	(33)	(25)	(23)	(30)	(116)	(113)

Technical result	$11	$4	$(21)	$10	$7	$4	$34

Other income	—	—	1	—	—	2	2
Other operating expenses	(17)	(11)	(13)	(14)	(13)	(57)	(47)

Underwriting result	$(6)	$(7)	$(33)	$(4)	$(6)	$(51)	$(11)

Net investment income	18	17	20	16	16	71	62

Allocated underwriting result (1)	$12	$10	$(13)	$12	$10	$20	$51

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	56%	67%	79%	80%	76%	70%	80%
Longevity	42	30	18	17	20	27	16
Health	2	3	3	3	4	3	4

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of ($6.1) million and ($6.4) million, respectively, compared to the three months ended December 31, 2009. For the year ended December 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $4.6 million and $2.3 million, respectively, compared to the year ended December 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Technical result	$(1)	$—	$1	$—	$2	$—	$10

Other income (loss)	3	1	(1)	—	2	3	7
Corporate expenses - acquisition related	(6)	(6)	(2)	(3)	(18)	(16)	(36)
Corporate expenses - voluntary termination plan	(6)	1	(34)	(1)	—	(41)	—
Corporate expenses (1)	(22)	(17)	(26)	(28)	(28)	(94)	(81)
Other operating expenses	(4)	(4)	(3)	(4)	(5)	(15)	(14)

Net investment income	143	147	154	157	166	602	534

Net realized and unrealized investment (losses) gains	(83)	293	46	146	25	402	591
Net realized gain on purchase of capital efficient notes	—	—	—	—	—	—	89
Interest expense	(12)	(12)	(13)	(7)	(7)	(44)	(28)
Amortization of intangible assets	(9)	(10)	(8)	(5)	6	(31)	6
Net foreign exchange (losses) gains	(8)	(27)	11	4	4	(21)	(1)
Income tax expense	(11)	(72)	(17)	(27)	(52)	(129)	(262)
Interest in earnings of equity investments	7	1	1	2	14	13	16

(1)	The Company’s corporate expenses for the three months ended June 30, 2010, March 31, 2010 and December 31, 2009 include $7 million, $6 million and $9 million, respectively, of corporate expenses related to Paris Re. The Company’s corporate expenses for the years ended December 31, 2010 and 2009 include $13 million and $9 million, respectively, of corporate expenses related to Paris Re.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	13%	10%	10%	12%	11%	13%
Property	14	19	17	21	15	18	18
Motor	5	6	5	8	8	7	6
Multiline and other	1	1	3	2	—	2	2
Specialty
Agriculture	4	5	2	4	11	4	8
Aviation/Space	9	5	4	3	7	5	5
Catastrophe	1	9	17	20	2	14	10
Credit/Surety	8	6	6	5	8	6	6
Energy	2	3	3	2	3	2	2
Engineering	5	5	4	3	5	4	5
Marine	7	5	7	5	6	6	5
Specialty casualty	—	2	4	6	2	3	3
Specialty property	5	2	3	1	3	2	2
Life	26	19	15	10	18	16	15

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	47%	38%	36%	48%	41%	43%	41%
North America	32	39	36	36	39	36	41
Latin America, Caribbean and Africa	11	13	12	8	12	11	10
Asia, Australia and New Zealand	10	10	16	8	8	10	8

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	64%	73%	76%	74%	70%	73%	72%
Direct	36	27	24	26	30	27	28

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

		For the three months ended				For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	18%	27%	32%	46%	12%	33%	29%
Proportional	82	73	68	54	88	67	71

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	4%	15%	17%	35%	6%	23%	21%
Proportional	96	85	83	65	94	77	79

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	5%	15%	27%	41%	15%	22%	18%
Proportional	95	85	73	59	85	78	82

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	89%	99%	98%	99%	96%	99%	98%
Proportional	11	1	2	1	4	1	2

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	10%	28%	42%	54%	15%	38%	32%
Proportional	90	72	58	46	85	62	68

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio (A)

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2010			September 30, 2010			June 30, 2010			March 31, 2010			December 31, 2009			December 31, 2008

Investments:
Fixed maturities
U.S. government	$673		5%	$718		5%	$690		4%	$709		5%	$803		5%	$836		7%
Government Sponsored Entities (GSEs)	233		2	352		2	399		3	416		3	453		3	95		1
U.S. municipalities	67		—	28		—	26		—	26		—	14		—	—		—
Non-U.S. sovereign government, supranational and government related	2,819		20	2,980		20	2,641		18	2,918		19	3,059		20	2,824		26
Corporates	6,144		43	6,617		44	6,787		46	6,851		45	6,631		43	3,413		31
Mortgage/asset-backed securities	2,889		20	3,075		20	3,014		20	3,170		21	3,183		21	3,014		28

Total fixed maturities	12,825		90	13,770		91	13,557		91	14,090		93	14,143		92	10,182		93
Short-term investments	49		—	89		—	107		1	72		—	137		1	117		1
Equities	1,072		8	1,027		7	886		6	879		6	796		5	513		5
Other invested assets	352		2	296		2	246		2	188		1	226		2	74		1

Total investments	$14,298		100%	$15,182		100%	$14,796		100%	$15,229		100%	$15,302		100%	$10,886		100%

Cash and cash equivalents	$2,111			$1,438			$1,085			$1,319			$738			$838
Total investments and cash	16,409			16,620			15,881			16,548			16,040			11,724

Maturity distribution:
One year or less	$930		7%	$1,046		8%	$1,262		9%	$1,142		8%	$869		6%	$545		5%
More than one year through five years	5,022		39	5,549		40	5,499		40	5,916		42	6,346		45	3,649		35
More than five years through ten years	3,418		27	3,624		26	3,346		25	3,391		24	3,343		23	2,730		27
More than ten years	615		5	565		4	543		4	543		4	539		4	361		4

Subtotal	9,985		78	10,784		78	10,650		78	10,992		78	11,097		78	7,285		71
Mortgage/asset-backed securities	2,889		22	3,075		22	3,014		22	3,170		22	3,183		22	3,014		29

Total	$12,874		100%	$13,859		100%	$13,664		100%	$14,162		100%	$14,280		100%	$10,299		100%

Credit quality by market value:
AAA	51%			51%			50%			51%			50%			62%
AA	9			9			9			10			10			5
A	22			23			24			23			24			19
BBB	11			11			11			11			12			11
Below Investment Grade/Unrated	7			6			6			5			4			3

	100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs		3.1	Yrs
Average yield to maturity at market	2.9%			2.6%			2.9%			3.2%			3.6%			5.2%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	Paris Re’s Funds Held - Directly Managed Portfolio is described separately on pages 23-24 and is not reflected here.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		December 31, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,559,642	25.4%	9.5%	1.0%
Consumer noncyclical	781,844	12.7	4.8	0.2
Government guaranteed corporate debt	566,972	9.2	3.4	0.8
Communications	542,520	8.8	3.3	0.5
Catastrophe bonds	471,020	7.7	2.9	0.3
Utilities	452,424	7.4	2.8	0.1
Industrials	382,571	6.2	2.3	0.1
Energy	343,938	5.6	2.1	0.1
Consumer cyclical	277,215	4.5	1.7	0.2
Insurance	254,747	4.2	1.5	0.3
Materials	168,055	2.7	1.0	0.1
Life - Insurance Linked Securities	143,675	2.3	0.9	0.4
Technology	123,349	2.0	0.7	0.1
Real estate investment trusts	66,098	1.1	0.4	0.1
Diversified	9,777	0.2	0.1	—

Total Corporate bonds	$6,143,847	100.00%	37.4%

Finance sector - Corporate bonds
Banks	$624,898	10.2%	3.8%
Investment banking and brokerage	448,214	7.3	2.7
Financial services	231,167	3.8	1.4
Commercial and consumer finance	187,857	3.0	1.2
Other	67,506	1.1	0.4

Total finance sector - Corporate bonds	$1,559,642	25.4%	9.5%

	AAA	AA	A	BBB	Non-Investment Grade/ Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$43,819	$187,245	$337,485	$45,894	$10,455	$624,898
Investment banking and brokerage	22,450	—	417,410	8,354	—	448,214
Financial services	38,542	136,900	41,984	13,741	—	231,167
Commercial and consumer finance	—	3,035	129,015	55,240	567	187,857
Other	—	19,676	27,917	12,614	7,299	67,506

Total finance sector - Corporate bonds	$104,811	$346,856	$953,811	$135,843	$18,321	$1,559,642

% of total	6.7%	22.2%	61.2%	8.7%	1.2%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 20.0% of the Company’s total corporate bonds. The single largest issuer accounts for 2.6% of the Company’s total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		December 31, 2010
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$186,016	19.2%	1.1%	0.1%
Technology	119,214	12.3	0.7	0.1
Energy	118,372	12.2	0.7	0.2
Finance	114,795	11.8	0.7	0.1
Communications	110,982	11.4	0.7	0.1
Industrials	100,572	10.4	0.6	0.1
Consumer cyclical	81,595	8.4	0.5	0.1
Insurance	48,611	5.0	0.3	0.1
Materials	44,481	4.6	0.3	—
Utilities	31,644	3.3	0.2	—
Real estate investment trusts	11,599	1.2	0.1	—
Diversified	2,496	0.2	—	—

Total equities	$970,377	100.0%	5.9%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	60,372		0.4
Funds holding fixed income securities	40,927		0.2

Total equities	$1,071,676		6.5%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is a S&P 500 SPDR index fund, which accounts for 2.4% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 16.8% of the Company’s total equities and the single largest issuer accounts for 2.9% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at December 31, 2010
	GNMA	GSEs	AAA	AA	A	BBB	Non- Investment Grade/ Unrated	Total
U.S. Asset-Backed Securities	$—	$4,197	$141,730	$4,447	$59,916	$25,055	$234,764	$470,109
U.S. Collaterized Mortgage Obligations	12,231	47,310	10,163	1	—	1,791	27,101	98,597
U.S. Mortgage Backed Securities (MBS)	301,801	1,624,138	—	—	—	—	—	1,925,939
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	—	—	18,003	—	290	18,293
U.S. MBS Interest Only	—	7,641	—	—	—	—	—	7,641

Subtotal U.S. mortgage/asset-backed securities	$314,032	$1,683,286	$151,893	$4,448	$77,919	$26,846	$262,155	$2,520,579

Non-U.S. Asset-Backed Securities	$—	$—	$73,345	$—	$13,203	$—	$—	$86,548
Non-U.S. Collaterized Mortgage Obligations	—	—	254,947	13,767	—	3,881	753	273,348
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	8,150	—	—	—	—	8,150

Subtotal Non-U.S. mortgage/asset-backed securities	$—	$—	$336,442	$13,767	$13,203	$3,881	$753	$368,046

Total mortgage/asset-backed securities	$314,032	$1,683,286	$488,335	$18,215	$91,122	$30,727	$262,908	$2,888,625

Corporate Securities	—	232,858	—	—	—	—	—	232,858

Total	$314,032	$1,916,144	$488,335	$18,215	$91,122	$30,727	$262,908	$3,121,483

% of total	10.1%	61.4%	15.6%	0.6%	2.9%	1.0%	8.4%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	December 31, 2010
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$137,882	$—	$137,882	$—	$137,882
Principal Finance - Derivative Exposure Assumed	—	(13,444)	(13,444)	178,808	165,364
Insurance-Linked Securities	—	(73)	(73)	88,765	88,692
Strategic Investments	179,589	—	179,589	—	179,589

Total other invested assets - Private Markets Exposure Assumed	317,471	(13,517)	303,954	267,573	571,527

Other Credit Derivatives - Exposure Assumed	—	533	533	5,000	5,533
Other Credit Derivatives - Protection Purchased	—	(2,314)	(2,314)	(113,752)	(116,066)

Other (2)	9,397	40,835	50,232

Total other invested assets	$326,868	$25,537	$352,405

(1)	The total net exposures originated in Private Markets are $1,644 million. In addition to the net exposures listed above of $572 million, the Company has the following other net exposures originated in Private Markets:

•	Principal Finance: $352 million of assets listed under Investments - Fixed Maturities and $6 million listed under Investment - Equities for a total exposure of $661 million.

•

Insurance-Linked Securities: $636 million of bonds listed under Investments - Fixed Maturities and Short-term and $63 million of limits on transactions that use reinsurance accounting for a total exposure of $788 million.

•

Strategic Investments: $13 million of assets listed under Investments - Fixed Maturities, ($1) million of futures included in Other within Other Invested Assets and $3 million of assets listed under Cash and Other Assets for a total exposure of $195 million.

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2010			September 30, 2010			June 30, 2010			March 31, 2010			December 31, 2009

Investments:
Fixed maturities
U.S. government	$95		6%	$100		6%	$98		6%	$110		6%	$119		6%
Government Sponsored Entities (GSEs)	193		12	202		11	215		13	221		12	180		10
U.S. municipalities	—		—	—		—	—		—	—		—	1		—
Non-U.S. sovereign government, supranational and government related	385		25	438		25	440		26	481		27	548		30
Corporates	799		52	929		54	864		51	932		51	900		49
Mortgage/asset-backed securities	12		1	12		1	13		1	13		1	18		1

Total fixed maturities	1,484		96	1,681		97	1,630		97	1,757		97	1,766		96
Short-term investments	38		3	18		1	29		2	23		1	28		2
Other invested assets	21		1	31		2	27		1	32		2	39		2

Total investments	$1,543		100%	$1,730		100%	$1,686		100%	$1,812		100%	$1,833		100%

Cash and cash equivalents	129			46			51			25			146
Total investments and cash	$1,672			$1,776			$1,737			$1,837			$1,979

Accrued investment income	20			26			22			28			25
Other funds held assets/liabilities	80			117			116			117			121

Total funds held - directly managed	$1,772			$1,919			$1,875			$1,982			$2,125

Maturity distribution:
One year or less	$289		19%	$298		17%	$334		20%	$366		21%	$360		20%
More than one year through five years	814		53	910		54	833		50	899		50	903		50
More than five years through ten years	376		25	427		25	422		26	421		24	423		24
More than ten years	31		2	52		3	57		3	81		4	90		5

Subtotal	1,510		99	1,687		99	1,646		99	1,767		99	1,776		99
Mortgage/asset-backed securities	12		1	12		1	13		1	13		1	18		1

Total	$1,522		100%	$1,699		100%	$1,659		100%	$1,780		100%	$1,794		100%

Credit quality by market value:
AAA	45%			41%			43%			42%			38%
AA	27			27			26			27			26
A	24			27			26			26			29
BBB	4			4			4			4			5
Below Investment Grade/Unrated	—			1			1			1			2

	100%			100%			100%			100%			100%

Expected average duration	3.1	Yrs		3.2	Yrs		3.2	Yrs		3.2	Yrs		3.0	Yrs
Average yield to maturity at market	2.4%			2.1%			2.3%			2.5%			2.6%
Average credit quality	AA			AA			AA			AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		December 31, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and Cash	Largest Single Issuer as a Percentage of Funds Held - Directly Managed Investments and Cash
Distribution by sector - Corporate bonds
Finance	$379,499	47.5%	22.7%	1.3%
Consumer noncyclical	101,090	12.7	6.0	0.7
Government guaranteed corporate debt	87,269	10.9	5.2	2.0
Energy	62,684	7.8	3.7	1.2
Utilities	48,489	6.1	2.9	0.4
Communications	38,124	4.8	2.3	0.5
Materials	26,345	3.3	1.6	0.4
Industrials	21,512	2.7	1.3	0.4
Consumer cyclical	16,019	2.0	1.0	0.6
Technology	10,940	1.4	0.7	0.3
Real estate investment trusts	4,430	0.5	0.3	0.3
Insurance	2,186	0.3	0.1	0.1

Total Corporate bonds	$798,587	100.0%	47.8%

Finance sector - Corporate bonds
Banks	$221,308	27.7%	13.2%
Investment banking and brokerage	51,480	6.5	3.1
Financial services	44,032	5.5	2.6
Commercial and consumer finance	36,213	4.5	2.2
Other	26,466	3.3	1.6

Total finance sector - Corporate bonds	$379,499	47.5%	22.7%

	AAA	AA	A	BBB	Non- Investment Grade/ Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$61,577	$108,600	$51,131	$—	$—	$221,308
Investment banking and brokerage	31,302	—	20,178	—	—	51,480
Financial services	9,170	23,945	10,917	—	—	44,032
Commercial and consumer finance	13,145	5,861	11,766	5,441	—	36,213
Other	20,497	—	5,313	656	—	26,466

Total finance sector - Corporate bonds	$135,691	$138,406	$99,305	$6,097	$—	$379,499

% of total	35.7%	36.5%	26.2%	1.6%	—%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 25.0% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 6.1% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Fixed maturities	$136,724	$142,056	$147,871	$153,607	$159,436	$580,258	$559,330
Short-term investments, cash and cash equivalents	2,358	1,589	1,005	3,589	5,916	8,541	11,799
Equities	5,441	6,097	5,697	3,559	3,825	20,794	13,861
Funds held and other	14,535	11,971	15,506	10,782	8,427	52,794	32,793
Funds held - directly managed	13,596	11,463	14,565	12,151	17,766	51,775	17,766
Investment expenses	(11,850)	(8,774)	(10,190)	(10,566)	(13,370)	(41,380)	(39,478)

Net investment income (2)	$160,804	$164,402	$174,454	$173,122	$182,000	$672,782	$596,071

Net realized investment gains on fixed maturities and short-term investments	$66,432	$56,290	$34,622	$16,082	$41,693	$173,426	$105,249
Net realized investment gains (losses) on equities (1)	6,943	14,592	10,445	12,756	46,617	44,736	(45,258)
Net realized (losses) gains on other invested assets	(6,259)	(34,738)	(29,285)	1,714	(57,675)	(68,568)	(35,426)
Change in net unrealized gains (losses) on other invested assets	46,092	5,392	(24,784)	(22,958)	67,425	3,742	58,196
Change in net unrealized investment (losses) gains on fixed maturities	(254,361)	134,467	165,665	99,097	(60,750)	144,868	320,934
Change in net unrealized investment (losses) gains on short-term investments	(140)	324	7	(2,425)	3,489	(2,234)	2,010
Change in net unrealized investment gains (losses) on equities	86,373	79,650	(126,610)	25,412	(13,147)	64,825	185,925
Net other realized and unrealized investment (losses) gains	(3)	10,852	(4,492)	6,978	(889)	13,335	1,777
Net realized and unrealized investment (losses) gains on funds held - directly managed	(28,278)	26,335	20,478	8,818	(1,700)	27,352	(1,700)

Net realized and unrealized investment (losses) gains	$(83,201)	$293,164	$46,046	$145,474	$25,063	$401,482	$591,707

(1)	Net realized investment gains on equities include $18,275 for the three months ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition. Change in net unrealized investment gains (losses) on equities subject to the fair value option includes a loss and gain of $18,246 for the three months ended December 31, 2009 and September 30, 2009, respectively, related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.
(2)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended December 31, 2010, net investment income includes foreign exchange impacts of ($5.7) million compared to the three months ended December 31, 2009. For the year ended December 31, 2010, net investment income includes foreign exchange impacts of ($0.6) million compared to the year ended December 31, 2009.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended				For the period	For the
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	from October 2, 2009 to December 31, 2009	year ended December 31, 2010

Fixed maturities	$11,099	$11,477	$12,281	$11,343	$10,956	$46,200
Short-term investments, cash and cash equivalents	19	84	581	923	287	1,607
Other	3,055	666	2,134	223	6,934	6,078
Investment expenses	(577)	(764)	(431)	(338)	(411)	(2,110)

Net investment income	$13,596	$11,463	$14,565	$12,151	$17,766	$51,775

Net realized investment gains (losses) on fixed maturities and short-term investments	$1,517	$1,575	$(1,357)	$(694)	$(2,200)	$1,041
Net realized investment gains of equities	539	78	—	5	—	622
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(28,714)	24,118	19,988	11,278	1,920	26,670
Change in net unrealized investment (losses) gains on equities	(534)	64	—	(99)	(35)	(569)
Net other realized and unrealized investment (losses) gains	(1,086)	500	1,847	(1,672)	(1,385)	(412)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(28,278)	$26,335	$20,478	$8,818	$(1,700)	$27,352

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$7,558,318	$10,811,483	$7,510,666
Reinsurance recoverable at beginning of period	(352,087)	(356,883)	(345,464)	(336,352)	(123,960)	(336,352)	(125,215)

Net liability at beginning of period	10,353,475	9,985,706	10,585,022	10,475,131	7,434,358	10,475,131	7,385,451

Net liability acquired related to the acquisition of Paris Re	—	—	—	—	3,176,255	—	3,176,255

Net incurred losses related to:
Current year	768,522	738,758	656,861	973,733	737,152	3,137,874	2,340,768
Prior years	(127,929)	(136,444)	(120,680)	(92,830)	(120,531)	(477,883)	(485,809)

	640,593	602,314	536,181	880,903	616,621	2,659,991	1,854,959
Change in reserve agreement (1)	(6,213)	(34,803)	(35,247)	9,480	(32,027)	(66,783)	(32,027)

Net losses paid	(621,330)	(630,910)	(761,549)	(565,229)	(680,618)	(2,579,018)	(2,043,878)

Effects of foreign exchange rate changes	(48,668)	431,168	(338,701)	(215,263)	(39,458)	(171,464)	134,371

Net liability at end of period	10,317,857	10,353,475	9,985,706	10,585,022	10,475,131	10,317,857	10,475,131
Reinsurance recoverable at end of period	348,747	352,087	356,883	345,464	336,352	348,747	336,352

Gross liability at end of period	$10,666,604	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$10,666,604	$10,811,483

Breakdown of gross liability at end of period:
Case reserves	$4,652,281	$4,667,556	$4,371,226	$4,616,968	$4,817,765	$4,652,281	$4,817,765
Additional case reserves	326,721	331,446	325,670	241,919	274,360	326,721	274,360
Incurred but not reported reserves	5,687,602	5,706,560	5,645,693	6,071,599	5,719,358	5,687,602	5,719,358

Gross liability at end of period	$10,666,604	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$10,666,604	$10,811,483

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,211,622	$3,205,491	$3,259,118	$3,389,475	$3,355,316	$3,211,622	$3,355,316
Global (Non-U.S.) P&C	2,804,937	2,917,114	2,682,126	2,923,596	2,937,078	2,804,937	2,937,078
Global (Non-U.S.) Specialty	3,781,341	3,820,469	3,681,610	3,802,077	3,798,025	3,781,341	3,798,025
Catastrophe	868,704	762,488	719,735	815,338	721,064	868,704	721,064

Gross liability at end of period	$10,666,604	$10,705,562	$10,342,589	$10,930,486	$10,811,483	$10,666,604	$10,811,483

Unrecognized time value of non-life reserves	$949,210	$778,529	$860,178	$1,133,396	$1,190,323	$949,210	$1,190,323

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	97.0%	104.7%	142.0%	64.2%	110.4%	97.0%	110.2%
Non-life paid losses to net premiums earned ratio	63.3%	55.8%	81.8%	57.1%	58.0%	63.9%	57.9%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,735,930	$1,566,899	$1,613,662	$1,615,193	$1,580,380	$1,615,193	$1,432,015
Reinsurance recoverable at beginning of period	(15,054)	(13,597)	(15,844)	(20,465)	(21,615)	(20,465)	(24,102)

Net liability at beginning of period	1,720,876	1,553,302	1,597,818	1,594,728	1,558,765	1,594,728	1,407,913

Net incurred losses related to:
Current year	186,646	142,599	139,989	142,561	131,482	611,795	455,770
Prior years	(9,468)	3,966	28,461	(11,127)	(4,831)	11,832	(15,433)

	177,178	146,565	168,450	131,434	126,651	623,627	440,337

Net losses paid	(133,299)	(91,329)	(139,295)	(56,021)	(80,316)	(419,944)	(323,088)

Effects of foreign exchange rate changes	(29,084)	112,338	(73,671)	(72,323)	(10,372)	(62,740)	69,566

Net liability at end of period	1,735,671	1,720,876	1,553,302	1,597,818	1,594,728	1,735,671	1,594,728
Reinsurance recoverable at end of period	14,739	15,054	13,597	15,844	20,465	14,739	20,465

Gross liability at end of period	$1,750,410	$1,735,930	$1,566,899	$1,613,662	$1,615,193	$1,750,410	$1,615,193

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$21,451	$68,009	$53,003	$23,317	$49,056	$165,780	$177,571
Global (Non-U.S.) P&C	34,867	3,877	25,310	33,485	21,353	97,539	151,456
Global (Non-U.S.) Specialty	56,760	66,741	31,845	15,585	38,801	170,931	107,632
Catastrophe	14,851	(2,183)	10,522	20,443	11,321	43,633	49,150

Total Non-life net prior year reserve development	$127,929	$136,444	$120,680	$92,830	$120,531	$477,883	$485,809

Non-life segment:
Net prior year reserve development due to changes in premiums	$7,470	$(8,868)	$(113)	$(5,998)	$(6,266)	$(7,509)	$8,925
Net prior year reserve development due to all other factors (2)	120,459	145,312	120,793	98,828	126,797	485,392	476,884

Total Non-life net prior year reserve development	$127,929	$136,444	$120,680	$92,830	$120,531	$477,883	$485,809

Life segment:
Net prior year reserve development due to GMDB (1)	$15,767	$(556)	$(8,677)	$10,191	$4,021	$16,725	$16,488
Net prior year reserve development due to all other factors (2)	(6,299)	(3,410)	(19,784)	936	810	(28,557)	(1,055)

Total Life net prior year reserve development	$9,468	$(3,966)	$(28,461)	$11,127	$4,831	$(11,832)	$15,433

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatilty in certain referenced global equity markets. At December 31, 2010, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.1 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.3 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

						For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009 (A)	December 31, 2010	December 31, 2009 (A)

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity(1) calculated with net income available to common shareholders	2.7%	29.0%	10.2%	4.0%	24.4%	11.5%	37.5%
Less:
Annualized net realized and unrealized investment (losses) gains net of tax, on beginning common shareholders’ equity (1)	(4.0)	13.1	1.7	6.2	1.2	4.2	13.3
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	—	—	—	—	—	—	1.6
Interest in earnings of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.4	0.1	—	0.1	0.9	0.2	0.3

Annualized operating return on beginning common shareholders’ equity (1)	6.3%	15.8%	8.5%	(2.3)%	22.3%	7.1%	22.3%

Net income	$57,035	$524,937	$190,927	$79,654	$354,360	$852,552	$1,536,854
Less:
Net realized and unrealized investment (losses) gains, net of tax	(71,793)	232,981	29,683	110,592	17,582	301,462	497,031
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	56,955
Interest in earnings of equity investments, net of tax	7,155	1,468	1,076	2,213	13,098	11,911	16,197
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631	34,525	34,525

Operating earnings (loss) available to common shareholders	$113,042	$281,857	$151,537	$(41,782)	$315,049	$504,654	$932,146

Per diluted share:
Net income	$0.65	$6.76	$2.31	$0.85	$4.25	$10.46	$23.51
Less:
Net realized and unrealized investment (losses) gains, net of tax	(0.96)	3.05	0.38	1.33	0.22	3.86	7.78
Net realized gain on purchase of capital efficient notes, net of tax	—	—	—	—	—	—	0.89
Interest in earnings of equity investments, net of tax	0.09	0.02	0.01	0.02	0.16	0.15	0.25

Operating earnings (loss) (B) (2)	$1.52	$3.69	$1.92	$(0.50)	$3.87	$6.45	$14.59

(1)	Excluding cumulative preferred shares of $520,000.
(2)	See page 35 for further analysis of Paris Re acquisition related expenses.
(A)	For the three months ended December 31, 2009, annualized return on beginning common shareholders’ equity is calculated by dividing the results for the three months ended December 31, 2009 by beginning of the year common shareholders’ equity plus the equity issued related to the acquisition of Paris Re of $1,980 million.
(B)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2008

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$7,206,919	$7,582,293	$7,071,242	$7,388,511	$7,645,727	$4,199,108
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	6,686,919	7,062,293	6,551,242	6,868,511	7,125,727	3,679,108

Less:
Net unrealized gains (losses) on fixed income securities and funds held - directly managed, net of tax	364,032	576,521	443,373	312,948	234,153	(35,263)

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$6,322,887	$6,485,772	$6,107,869	$6,555,563	$6,891,574	$3,714,371

Divided by:
Number of common and common share equivalents outstanding	71,312.3	75,771.5	76,780.8	81,647.4	84,319.7	57,533.9

Equals:
Diluted book value per common and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$88.66	$85.60	$79.55	$80.29	$81.73	$64.56

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2008

Total shareholders’ equity	$7,206,919	$7,582,293	$7,071,242	$7,388,511	$7,645,727	$4,199,108
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$6,686,919	$7,062,293	$6,551,242	$6,868,511	$7,125,727	$3,679,108

Basic common shares outstanding	69,986.2	74,581.4	75,349.9	80,015.4	82,580.7	56,453.3

Basic book value per common share	$95.55	$94.69	$86.94	$85.84	$86.29	$65.17

Diluted book value per common share

Common shareholders’ equity	$6,686,919	$7,062,293	$6,551,242	$6,868,511	$7,125,727	$3,679,108

Basic common shares outstanding	69,986.2	74,581.4	75,349.9	80,015.4	82,580.7	56,453.3
Add: Stock options and other	3,293.4	2,977.0	3,022.4	3,255.0	3,331.7	2,365.8
Add: Restricted stock units	940.4	977.2	1,215.6	1,096.9	1,189.1	751.0
Less: Stock options and other bought back via treasury stock method	(2,907.7)	(2,764.1)	(2,807.1)	(2,719.9)	(2,781.8)	(2,036.2)

Diluted common and common share equivalents outstanding	71,312.3	75,771.5	76,780.8	81,647.4	84,319.7	57,533.9

Diluted book value per common share	$93.77	$93.21	$85.32	$84.12	$84.51	$63.95

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended December 31, 2010		As of and for the year ended December 31, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$7,062	$93.21	$7,126	$84.51

Technical result	140	1.88	520	6.65
Other operating expenses	(133)	(1.79)	(540)	(6.90)
Net investment income	161	2.16	673	8.60
Amortization of intangible assets	(9)	(0.12)	(31)	(0.40)
Other, net	(15)	(0.21)	(54)	(0.70)
Operating income tax expense	(22)	(0.29)	(28)	(0.36)
Preferred dividends	(9)	(0.11)	(35)	(0.44)

Operating earnings	113	1.52	505	6.45

Net realized and unrealized investment (losses) gains, net of tax	(72)	(0.96)	301	3.86
Interest in earnings of equity investments, net of tax	7	0.09	12	0.15

Net income available to common shareholders	48	0.65	818	10.46

Common share dividends	(41)	(0.55)	(158)	(2.05)
Change in currency translation adjustment	—	—	(67)	(0.85)
Repurchase of common shares, net	(375)	0.74	(1,018)	1.15
Change in other accumulated comprehensive income or loss, net of tax	(7)	(0.10)	(14)	(0.18)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.18)	n/a	0.73

Common shareholders’ equity / diluted book value per common share at end of period	$6,687	$93.77	$6,687	$93.77

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2009		As of and for the year ended December 31, 2008
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$3,679	$63.95	$3,802	$67.96

Technical result	939	14.70	420	7.55
Other operating expenses	(431)	(6.74)	(365)	(6.56)
Net investment income	596	9.33	573	10.30
Amortization of intangible assets	6	0.10	—	—
Other, net	(7)	(0.12)	(35)	(0.63)
Operating income tax expense	(136)	(2.14)	(89)	(1.61)
Preferred dividends	(35)	(0.54)	(35)	(0.62)

Operating earnings	932	14.59	469	8.43

Net realized and unrealized investment gains (losses), net of tax	497	7.78	(453)	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	57	0.89	—	—
Interest in earnings (losses) of equity investments, net of tax	16	0.25	(4)	(0.06)

Net income available to common shareholders	1,502	23.51	12	0.22

Common share dividends	(117)	(1.88)	(100)	(1.84)
Change in currency translation adjustment	48	0.75	(163)	(2.93)
Change in other comprehensive income, net of tax	14	0.23	2	0.04
Issuance of common shares	2,000	(1.59)	126	(0.42)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.46)	n/a	0.92

Common shareholders’ equity / diluted book value per common share at end of period	$7,126	$84.51	$3,679	$63.95

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Acquisition related expenses:
Corporate expenses - acquisition related	$6,155	$5,654	$1,798	$2,468	$18,029	$16,075	$36,521
Corporate expenses - voluntary termination plan	6,323	(803)	33,755	1,409	—	40,684	—
Amortization of intangible assets	8,821	10,003	7,833	4,803	(6,133)	31,461	(6,133)
Amortization of intangible assets included in acquisition costs (1)	3,715	4,789	10,388	18,202	46,410	37,094	46,410

Total acquisition related expenses	$25,014	$19,643	$53,774	$26,882	$58,306	$125,314	$76,798

Less: Amortization of intangible assets included in acquisition costs	(3,715)	(4,789)	(10,388)	(18,202)	(46,410)	(37,094)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs	$21,299	$14,854	$43,386	$8,680	$11,896	$88,220	$30,388

Divided by:
Weighted average number of common and common share equivalents outstanding	74,494.7	76,428.5	78,796.4	83,328.8	81,441.2	78,234.3	63,890.6

Impact of acquisition related expenses on diluted operating loss or earnings per share, pre-tax	$0.29	$0.19	$0.55	$0.10	$0.15	$1.13	$0.48

	Amortization of intangible assets	Amortization of intangible assets included in acquisition costs (1)	Total amortization of intangible assets (3) (4)

Estimated remaining amortization of intangible assets, pre-tax (2) :

For the three months ended March 31, 2011	$8,827	$3,700	$12,527
For the three months ended June 30, 2011	9,165	2,829	11,994
For the three months ended September 30, 2011	9,520	1,914	11,434
For the three months ended December 31, 2011	8,893	—	8,893

Total for the year ended December 31, 2011	36,405	8,443	44,848
For the year ended December 31, 2012	31,799	—	31,799
For the year ended December 31, 2013	19,479	—	19,479
For the year ended December 31, 2014 and thereafter	75,239	—	75,239

Total	$162,922	$8,443	$171,365

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.
(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.
(3)	Total intangible assets of $178.7 million and $247.3 million at December 31, 2010 and 2009, respectively, are recorded gross of a deferred tax benefit of $46.9 million and $63.1 million, respectively.
(4)	Total intangible assets of $178.7 million and $247.3 million at December 31, 2010 and 2009, respectively, includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.